SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                                                                        July 24, 2006

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7182	13-2740599

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

      4 World Financial Center, New York, New York                                                               10080

        (Address of Principal Executive Offices)                                                                              (Zip Code)
          Registrant’s telephone number, including area code:                                                    (212) 449-1000

(Former Name or Former Address, if Changed Siince Last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
          (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
          (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective July 24, 2006, the Board of Directors of Merrill Lynch & Co., Inc. (“Merrill Lynch”) approved an amendment to Article VI, Sections 1 and 2 of Merrill Lynch’s By-Laws. Prior to the amendment, Merrill Lynch’s By-Laws provided that the capital stock of Merrill Lynch was required to be represented by certificates. The amendment provides that the capital stock of Merrill Lynch may be represented in uncertificated form at the discretion of the Board of Directors of Merrill Lynch.
     The amended Sections 1 and 2 of Article VI of the By-Laws read in their entirety as follows:
ARTICLE VI
STOCK AND TRANSFERS OF STOCK
     Section 1.Stock Certificates.  The capital stock of the Corporation shall be represented by certificates provided that the Board of Directors may provide by resolution or resolutions that some or all or any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates representing shares of such class or series or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and rights of such class or series and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of stock of the same class and series shall be identical.
     Every holder of stock represented by certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman of the Board, the President or a Vice Chairman of the Board, and by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any or all signatures on the certificate may be a facsimile. In case any such officer, Transfer Agent or Registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, Transfer Agent or Registrar before such certificate is issued by the Corporation, it may nevertheless be issued by the Corporation with the same effect as if such officer, Transfer Agent or Registrar had not ceased to be such at the date of its issue.
          Section 2. Transfers of Stock.  Transfers of stock shall be made only upon the books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation.
*  *  *
     A copy of Merrill Lynch’s By-Laws will be filed as an Exhibit to Merrill Lynch’s Quarterly Report on Form 10-Q for the period ending June 30, 2006. The amended By-Laws are available on the Merrill Lynch Corporate Governance website at www.ir.ml.com.
2

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

By:	/s/ Judith A. Witterschein
Judith A. Witterschein
Corporate Secretary
Date: July 25, 2006